Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

Income tax provision consisted of the following components:

	Year Ended December 31,
(In thousands)	2013	2012	2011
Federal:
Current	$89,449	$167,172	$96,725
Deferred	(41,090)	(30,111)	28,138
	48,359	137,061	124,863
State and Puerto Rico:
Current	18,025	27,805	8,111
Deferred	(1,935)	(8,151)	1,819
	16,090	19,654	9,930
Foreign:
Current	100,467	75,431	68,605
Deferred	(44,108)	(71,001)	(87,565)
	56,359	4,430	(18,960)
Income tax provision	$120,808	$161,145	$115,833
Earnings before income taxes and noncontrolling interest:
Domestic	$513,805	$690,545	$537,009
Foreign	233,535	113,534	117,627
Total earnings before income taxes and noncontrolling interest	$747,340	$804,079	$654,636

For all periods presented, the allocation of earnings before income taxes and noncontrolling interest between domestic and foreign operations includes intercompany interest allocations between certain domestic and foreign subsidiaries. These amounts are eliminated on a consolidated basis.

In 2011, the benefit from the reduction of the deferred tax liability related to intangible assets was greater than the amount of foreign current taxes payable that related to the foreign pre-tax income for the year.

Temporary differences and carryforwards that result in deferred tax assets and liabilities were as follows:

(In thousands)	December 31, 2013	December 31, 2012
Deferred tax assets:
Employee benefits	$145,070	$119,434
Legal matters	31,409	30,683
Accounts receivable allowances	137,176	120,718
Inventories	21,782	31,791
Financial instruments	—	16,108
Other reserves	17,001	15,882
Tax credits	11,975	14,676
Net operating losses carryforwards	326,310	293,251
Intangible assets	44,819	62,584
Capital loss carryforward	16,003	18,645
Convertible debt	51,513	40,549
Other	38,233	66,093
	841,291	830,414
Less: Valuation allowance	(279,518)	(249,382)
Total deferred tax assets	561,773	581,032
Deferred tax liabilities:
Plant and equipment	137,009	103,222
Intangibles	502,167	371,880
Clean energy investments	25,939	15,754
Financial instruments	64,424	—
Other	21,117	48,715
Total deferred tax liabilities	750,656	539,571
Deferred tax (liabilities) assets, net	$(188,883)	$41,461

For those foreign subsidiaries whose investments are permanent in duration, U.S. income and foreign withholding taxes have not been provided on the amount by which the investment in those subsidiaries as recorded for financial reporting exceeds the tax basis. This amount becomes taxable upon a repatriation of assets from the subsidiary or a sale or liquidation of the subsidiary. The amount of such temporary differences totaled approximately $310 million at December 31, 2013. Determination of the amount of any unrecognized deferred income tax liability on this temporary difference is not practicable. No deferred taxes have been recorded on the instances whereby the Company’s investment in foreign subsidiaries is currently greater for U.S. tax purposes than for GAAP purposes, as management has no current plans that would cause that temporary difference to reverse in the foreseeable future.

A reconciliation of the statutory tax rate to the effective tax rate is as follows:

	Year Ended December 31,
	2013	2012	2011
Statutory tax rate	35.0%	35.0%	35.0%
State income taxes and credits	1.0%	1.1%	1.1%
Foreign rate differential	(13.0)%	(7.5)%	(13.1)%
Other foreign items	1.2%	(2.0)%	2.6%
Uncertain tax positions	(0.6)%	(3.4)%	(4.5)%
Foreign tax credits, net	(2.6)%	(3.2)%	(5.7)%
Valuation allowance	4.7%	2.9%	(0.2)%
Clean energy and research credits (1)	(5.7)%	(2.5)%	(0.4)%
Other	(3.8)%	(0.4)%	2.9%
Effective tax rate	16.2%	20.0%	17.7%

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(1)	Includes the U.S. Internal Revenue Code (“IRC”) Section 45 income tax credits earned from the Company’s investments in clean energy partnerships.

Valuation Allowance
A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized. At December 31, 2013, a valuation allowance has been applied to certain foreign and state deferred tax assets in the amount of $279.5 million. The valuation allowance increased by $30.1 million during 2013.

Net Operating Losses

As of December 31, 2013, the Company has net operating loss carryforwards for international and U.S. state income tax purposes of approximately $2.6 billion, some of which will expire in fiscal years 2014 through 2030, while others can be carried forward indefinitely. Of these loss carryforwards, $1.9 billion are state losses. Most of the state net operating losses are attributable to Pennsylvania, where a taxpayer’s use is limited to the greater of 20% of taxable income or $3.0 million each taxable year. In addition, the Company has foreign net operating loss carryforwards of approximately $700 million, of which $400 million can be carried forward indefinitely, with the remainder expiring in years 2014 through 2033. Most of the net operating losses (foreign and state) have a full valuation allowance.

The Company has a $47.0 million foreign capital loss carryforward expiring in 2017. A full valuation allowance is recorded against this loss.

Tax Examinations

Mylan is subject to ongoing IRS examinations and is a voluntary participant in the IRS Compliance Assurance Process. The years 2010 through 2013 are the open years under examination. The years 2008 and 2009 have one issue open in the IRS Appeals process. Tax and interest continue to be accrued related to certain tax positions.

The Company’s major state taxing jurisdictions remain open from fiscal year 2007 through 2013, with several state audits currently in progress. The Company’s major international taxing jurisdictions remain open from 2006 through 2013, some of which are indemnified by Merck KGaA and Strides Arcolab for tax assessments.

Accounting for Uncertainty in Income Taxes

The impact of an uncertain tax position that is more likely than not of being sustained upon audit by the relevant taxing authority must be recognized at the largest amount that is more likely than not to be sustained. No portion of an uncertain tax position will be recognized if the position has less than a 50% likelihood of being sustained.

As of December 31, 2013 and 2012, the Company’s Consolidated Balance Sheets reflect liabilities for unrecognized tax benefits of $174.7 million and $132.3 million, of which $120.4 million and $126.9 million, respectively, would affect the Company’s effective tax rate if recognized. Accrued interest and penalties included in the Consolidated Balance Sheets were $65.6 million and $14.8 million as of December 31, 2013 and December 31, 2012. For the years ended December 31, 2013, 2012 and 2011, Mylan recognized $0.5 million, $(9.1) million and $(0.7) million, respectively, for interest expense (income)related to uncertain tax positions. Interest expense and penalties related to income taxes are included in the tax provision.

A reconciliation of the unrecognized tax benefits is as follows:

	Year Ended December 31,
(In thousands)	2013	2012	2011
Unrecognized tax benefit — beginning of year	$132,336	$162,885	$203,350
Additions for current year tax positions	4,090	5,684	964
Additions for prior year tax positions	5,280	—	5,048
Reductions for prior year tax positions	—	(5,849)	(7,878)
Settlements	(368)	(764)	(7,434)
Reductions due to expirations of statute of limitations	(11,770)	(29,620)	(22,293)
Foreign currency translation	—	—	(8,872)
Addition due to acquisition	45,083	—	—
Unrecognized tax benefit — end of year	$174,651	$132,336	$162,885

The Company believes that it is reasonably possible that the amount of unrecognized tax benefits will decrease in the next twelve months by approximately $15 million, involving federal and state tax audits and settlements, and expirations of certain state and foreign statutes of limitations. The Company does not anticipate significant increases to the reserve within the next 12 months.